UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2023

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road
Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

207-629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 annual meeting of shareholders (the “Annual Meeting”), the shareholders of Avangrid, Inc. (the “Corporation”) voted to approve amendments to the Corporation’s by-laws (the “By-Laws”) to implement administrative revisions that add flexibility in light of shifting board committee responsibilities. The amendments to the By-Laws were approved by the Board of Directors (the “Board”) on February 16, 2023.

A brief summary of the amendments to the By-Laws is included under “Proposal 4: To Approve an Amendment to Avangrid’s By-Laws to Implement Committee Changes” in the Corporation’s 2023 Proxy Statement, which was filed with the Securities and Exchange Commission on June 6, 2023 (the “Corporation’s Proxy Statement”). Such summary is qualified in its entirety by reference to the By-Laws, a copy of which was filed as Annex B to the Corporation’s 2023 Proxy Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on July 18, 2023. The record date for the Annual Meeting was May 26, 2023, and as of the record date the Corporation had 386,749,147 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 380,932,966 shares of common stock were represented in person or by proxy. The final results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

Proposal 1 — Election of Directors. Each of the director nominees was elected to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified, by the votes set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Ignacio S. Galán	369,915,039	2,928,272	—	8,089,655
John Baldacci	372,315,862	527,449	—	8,089,655
Pedro Azagra Blázquez	372,232,360	610,951	—	8,089,655
Daniel Alcain Lopez	371,338,316	1,504,995	—	8,089,655
María Fátima Báñez García	372,140,672	702,639	—	8,089,655
Agustín Delgado Martín	371,400,096	1,443,215	—	8,089,655
Robert Duffy	372,356,553	486,758	—	8,089,655
Teresa Herbert	372,438,058	405,253	—	8,089,655
Patricia Jacobs	369,911,305	2,932,006	—	8,089,655
John Lahey	363,795,429	9,047,882	—	8,089,655
Santiago Martínez Garrido	371,341,483	1,501,828	—	8,089,655
José Sáinz Armada	361,730,096	11,113,215	—	8,089,655
Alan Solomont	371,923,949	919,362	—	8,089,655
Camille Joseph Varlack	372,188,187	655,124	—	8,089,655

Proposal 2 — Ratification of Independent Auditors. The selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was ratified, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
380,666,698	188,948	77,320	0

Proposal 3 — Advisory Vote on Executive Compensation. The compensation of the Corporation’s named executive officers was approved, on a non-binding, advisory basis, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
367,153,942	5,438,455	250,914	8,089,655

Proposal 4 — Approval of Amended and Restatement By-Laws to Implement Committee Changes. The amendment of the By-Laws to implement committee changes and to make certain other immaterial changes was approved by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
372,260,134	345,181	237,996	8,089,655

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Avangrid, Inc. Amended and Restated By-Laws (incorporated herein by reference to Annex B to Avangrid’s Proxy Statement filed with the Securities and Exchange Commission on June 6, 2023).

104	Cover page in Inline XBRL format

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel & Corporate Secretary

Dated: July 18, 2023